                                                                   EXHIBIT 10(a)





                                 NOVACARE, INC.
                             1016 WEST NINTH AVENUE
                           KING OF PRUSSIA, PA 19406




                               September 20, 1994


PNC Bank, National Association,
  as Agent
One PNC Plaza
Fifth Avenue and Wood Street
Pittsburgh, PA  15265
Attn:  Frank A. Taucher

         RE:     First Amendment to Credit Agreement

Dear Frank:

         We refer to that certain Credit Agreement, dated as of May 27, 1994 (the "Credit Agreement"), by and among NovaCare, Inc. and certain of its Subsidiaries, the Banks party thereto and PNC Bank, National Association ("Agent"). Capitalized terms used herein not otherwise defined herein shall have the meanings given to them under the Credit Agreement.

                                   BACKGROUND

         Section 6.01(a) provides in part that "each of the Loan Parties is a corporation." Section 1.01 defines "Loan Parties" to include in part each of the Borrowers and Guarantors. NovaCare Management Business Trust ("NovaCare Management") is a business trust organized under the laws of the Commonwealth of Pennsylvania and is a Borrower.

         Section 6.02 provides in part that "Should any of the information or disclosures provided on any of the Schedules attached hereto become outdated or incorrect in any material respect, the Loan Parties shall promptly provide the Agent in writing with such revisions or updates to such Schedules as may be necessary or appropriate to update or correct same . . .".

         The parties hereto, intending to be legally bound, hereby agree as follows:

                                   AGREEMENT
         1.      Waiver.

                 (a) The Banks hereby waive any violation of the first sentence of Section 6.01(a) resulting from the execution by NovaCare Management of the Agreement as a Borrower.

                 (b) The Banks hereby waive any violation of Section 8.02(b) of the Credit Agreement resulting from the acquisition of the assets of Associated Rehabilitation Services, Inc. of which certain assets are subject to a lien securing a $341,000 loan on certain property located in Portage, Indiana in favor of the United States Small Business Administration, which Loan does not constitute Assumed Indebtedness.

         2.      Amendments.  The Credit Agreement is hereby amended as follows:

                 2.1      Definitions.

                          (a)  The definitions of Pledge Agreements and
Restricted Subsidiaries contained in Section 1.01 are hereby amended and restated to read as follows:

                          "Pledge Agreements shall mean the Pledge Agreement in substantially the form attached hereto as Exhibit 1.01(P)(4) executed and delivered by NovaCare and each other Borrower which owns stock in any other Loan Party, Exhibit 1.01(P)(5) executed and delivered by each Guarantor which owns stock in any other Loan Party, Exhibit 1.01(p)(6) executed and delivered by each Borrower or Guarantor which owns any partnership interests in any other Loan Party, AND ANY OTHER FORM OF AGREEMENT PLEDGING ANY INTERESTS IN A LOAN PARTY EXECUTED AND DELIVERED BY THE HOLDERS OF SUCH INTERESTS, in each instance to the Agent for the benefit of the Banks, and Pledge Agreement shall mean separately any Pledge Agreement."

                "Restricted Subsidiaries shall mean collectively Arizona Rehab, Meridian Point AND NOVACARE MANAGEMENT."

                          (b)  The following new definitions are hereby added
to Section 1.01:

                "Beneficial Interests shall have the meaning set forth in
         Section 6.01(c)."

                "First Amendment shall mean the first amendment to this Agreement."

                 "NovaCare Management shall mean NovaCare Management Business Trust, a Pennsylvania business trust."

                 "NovaCare Management Pledge Date shall mean the date on which NovaCare shall have delivered or caused to be delivered to the Agent for the benefit of the Banks each of the following documents:

                          (i) evidence satisfactory to the Agent in its sole discretion that NovaCare Management is a business trust duly organized, validly existing and in good standing under the laws of Pennsylvania and otherwise complies with the representations and warranties contained in Sections 6.01(a), (c), (o) and (p);.

                          (ii) written confirmation by NovaCare Management that it is a Borrower under the Credit Agreement and that it is in compliance with the terms thereof;

                          (iii) an amended and restated Schedule 6.01(c) which shall, among other things, state the name of the trustee and beneficial owners of NovaCare Management;

                          (iv) an opinion of counsel acceptable to the Agent confirming the matters set forth in Sections 6.01(a), (c), (d), (e),
         (f), (g), (o) and (p) with respect to NovaCare Management;

                          (v) a Pledge Agreement executed by the trustee and each of the beneficial owners of NovaCare Management pledging the Beneficial Interests to the Agent for the benefit of the Banks; and

                          (vi) to the extent the Beneficial Interests are uncertificated, UCC-1 financing statements sufficient to perfect the security interests of the Agent for the benefit of the Banks in the Beneficial Interests."

                 2.2 Revolving Credit Borrowing. A new clause (iii) is hereby added to the end of Section 2.01 of the Credit Agreement, immediately after the words "in the aggregate $7,500,000" and before the final period, to read as follows:

         "; and (iii) no Revolving Credit Loans shall be made to NovaCare on or before the NovaCare Management Pledge Date."

                 2.3      Representations and Warranties.  Clauses (a), (c),
(o) and (p) of Section 6.01 are hereby amended and restated to read as follows:

                 "(a) Organization and Qualification. Each of the Loan Parties is a corporation, partnership OR BUSINESS TRUST, duly organized, validly existing and, except as set forth on Schedule 6.01(a), in good standing under the laws of its respective jurisdiction of organization; each Loan Party has the corporate, partnership OR TRUST (as the case may be) power to own or lease its respective properties and to engage in the business it presently conducts or proposes to conduct; and each Loan Party is duly qualified and in good standing in each jurisdiction where the property owned or leased by it or the nature of the business transacted by it or both makes such licensing or qualification necessary, except where the failure to be so licensed or qualified would not constitute a Material Adverse Change."

                 "(c) Subsidiaries; Excluded Entities. Schedule 6.01(c) attached hereto states the name of each Subsidiary of NovaCare, its jurisdiction of organization, its authorized capital stock and the issued and outstanding shares (referred to herein collectively as the "Subsidiary Shares") and the owners thereof if it is a corporation, its outstanding partnership interests (the "Partnership Interests") and the owners thereof if it is a partnership AND THE TRUSTEE AND HOLDERS OF ITS BENEFICIAL INTERESTS (THE "BENEFICIAL INTERESTS") IF IT IS A BUSINESS TRUST. NovaCare has good and marketable title to all of the Subsidiary Shares, Partnership Interests AND BENEFICIAL INTERESTS it purports to own, free and clear in each case of any Lien, except for Liens in favor of the Agent for the benefit of the Banks, and each other Loan Party has good and marketable title to all of the Subsidiary Shares, Partnership Interests AND BENEFICIAL INTERESTS it purports to own, free and clear of any Lien, except for Liens in favor of the Agent for the benefit of the Banks. All Subsidiary Shares, Partnership Interests AND BENEFICIAL INTERESTS have been validly issued. All Subsidiary Shares are fully paid and nonassessable. All capital contributions and other consideration required to be made or paid in connection with the issuance of the Partnership Interests OR BENEFICIAL INTERESTS have been made or paid, as the case may be. Except as set forth on Schedule 6.01(c), there are no options, warrants or other rights outstanding to purchase any such Subsidiary Shares, Partnership Interests OR BENEFICIAL INTERESTS. Each Qualifying Subsidiary, other than the Excluded Qualifying Subsidiaries, is a Loan Party hereunder and is listed on the signature lines or Schedule 6.01(c) as the case may be as a Guarantor or a Borrower. Schedule 1.01(E) lists each Subsidiary, Minority Subsidiary or Unaffiliated Managed Company which is not a Loan Party."

                 "(o) Security Interests. The Liens and security interests granted to the Agent for the benefit of the Banks pursuant to the

         Pledge Agreements in the Pledged Collateral constitute and the Loan Parties shall not take any action that would cause them not to continue to constitute Prior Security Interests under the Uniform Commercial Code as in effect in each applicable jurisdiction (the "Uniform Commercial Code") or other applicable Law entitled to all the rights, benefits and priorities provided by the Uniform Commercial Code or such Law. Upon taking possession of any stock certificates OR CERTIFICATES OF BENEFICIAL INTERESTS, evidencing the Pledged Collateral which consists of stock OR CERTIFICATED BENEFICIAL INTERESTS, AS THE CASE MAY BE, and the filing of UCC-1 financing statements with respect to any Pledged Collateral which consists of partnership interests OR UNCERTIFICATED BENEFICIAL INTERESTS, all such action as is necessary or advisable to establish such rights of the Agent will have been taken, and there will be upon execution and delivery of the Pledge Agreement and such taking of possession and such filing, no necessity for any further action in order to preserve, protect and continue such rights."

                 "(p) Status of the Pledged Collateral. All the shares of capital stock OR BENEFICIAL INTERESTS included in the Pledged Collateral to be pledged pursuant to the Pledge Agreements are or will be upon issuance duly authorized, validly issued, fully paid, nonassessable and owned beneficially and of record by the pledgor free and clear of any Lien or restriction on transfer, except as otherwise provided by the Pledge Agreements and except as the right of the Banks or the Agent to dispose of such shares OR BENEFICIAL INTERESTS may be limited by the Securities Act of 1933, as amended, and the regulations promulgated by the Securities and Exchange Commission thereunder and by applicable state securities laws. There are no shareholder or other agreements or understandings with respect to the shares of capital stock OR BENEFICIAL INTERESTS included in the Pledged Collateral."

                 2.4 Negative Covenants. (a) Clause (iv) of Section 8.02(i) is hereby amended and restated to read as follows:

                 "(iv) Permitted Intercompany Indebtedness, other than Indebtedness of NOVACARE MANAGEMENT, Arizona Rehab or Meridian Point to NovaCare or any of its Subsidiaries; and investments in the Loan Parties, other than investments in NOVACARE MANAGEMENT, Arizona Rehab or Meridian Point;"

                 (b) A new clause (ix) is hereby added to Section 8.02(i) to read as follows:

                 "(ix)  Restricted Investments in, to or in respect of NovaCare
         Management: (A) made prior to the effective date of the First Amendment, or (B) made after the NovaCare Management Pledge Date; it is understood that no Restricted Investments may be made in NovaCare Management between the effective date of the First Amendment and the NovaCare Management Pledge Date."




                 2.5 Joinder of Loan Parties. The words "or other appropriate form acceptable to the Agent if such Subsidiary is not a partnership or corporation" are hereby added to Section 11.18 in the following two places: (1) clause (i)(1)(D) after the words "Exhibit ... 1.01(P)(6)" and before the comma, and (2) clause (i)(3) after the words "Exhibit ... 1.01(P)(6)" and before the comma.

         3. Schedules. The Schedules to the Credit Agreement are hereby amended as follows:

                 Schedule 6.01(c).

                     Schedule 6.01(c) is amended and restated as set forth on Exhibit A attached hereto and incorporated herein.

         4. Full Force and Effect. All provisions of the Credit Agreement and the other Loan Documents remain in force and effect except as expressly waived or amended hereby.

         5. Effective Date. This letter agreement shall become effective when it has been signed by the Loan Parties, the Agent and the Required Banks.

                                              Yours very truly,

                                        NOVACARE, INC. and each of the
                                        Borrowers and Guarantors
                                        under the Credit Agreement



By:
   --------------------------
                                        Timothy E. Foster, Vice President of
                                        each of the entities listed
                                        above his name on the
                                        signature lines to the Credit
                                        Agreement





By:
   --------------------------
                                        Joseph C. O'Neill, President of each of
                                        the entities listed above his
                                        name on the signature lines
                                        to the Credit Agreement



By:
   --------------------------
                                        Andrew J. Beck, Vice President of each
                                        of the entities listed above
                                        his name on the signature
                                        lines to the Credit Agreement

ACKNOWLEDGED AND AGREED TO AS
OF THE ______ DAY OF SEPTEMBER, 1994.


PNC BANK, NATIONAL ASSOCIATION,
as a Bank and as Agent


By:
   -------------------------------
Title:
      ----------------------------

CORESTATES BANK, N.A.


By:
   -------------------------------
Title:
      ----------------------------

FIRST UNION NATIONAL BANK
OF NORTH CAROLINA


By:
   -------------------------------
Title:
      ----------------------------

MELLON BANK, N.A.


By:
   -------------------------------
Title:
      ----------------------------

NATIONSBANK OF NORTH CAROLINA, N.A.


By:
   -------------------------------
Title:
      ----------------------------

NATIONAL WESTMINSTER BANK USA


By:
   -------------------------------
Title:
      ----------------------------

                                   EXHIBIT A


                                SCHEDULE 6.01(c)

                                  SUBSIDIARIES




   I.  Subsidiary Corporations

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Affiliated Physical                 Arizona               G        120,091 common shares,       35,600      Mill River III,
   Therapists, Ltd.                                                   $1 par value 83,067                      Inc.
                                                                      preferred shares, $1
                                                                      par value

   American Health                     Pennsylvania         --        10,000 common shares,          200       RHCA
   Enterprises, Ltd.                                                  $10.00 par value

   Applied  Orthotic/Prosthetic        New Hampshire        --        300 shares,                    150       NovaCare O&P East
   Technologies, Inc.                                                 no par value

   Arizona Rehabilitation              Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Hospital, Inc.                                                     $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Arizona Therapy, Limb and           Arizona              --        100,000 common shares,       19,231      NovaCare O&P West
   Brace, Inc.                                                        $10.00 par value

   Atlantic Rehabilitation             New Jersey            G        1,000 shares, no par           20        Mill River III,
   Services, Inc.                                                     value                                    Inc.

   NovaCare Bakersfield Regional       Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Barnhart Prosthetic and Orthotic    Oregon               --        500 shares, no par             100       NovaCare O&P West
   Center, Inc.                                                       value

   Boca Rehab Agency, Inc.             Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Buendel Physical Therapy, Inc.      Florida               G        750 common shares,             100       Mill River III,
                                                                      $10.00 par value                         Inc.

   Burge-Lloyd Surgical Co.            Nevada               --        2,500 common shares, no        375       NovaCare O&P West
                                                                      par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Cannon & Associates, Inc.           Delaware              G        10,000 common shares,         3,000      NovaCare, Inc.
                                                                      no par value                             (PA)
                                                                      1,286 cumulative
                                                                      redeemable preferred
                                                                      shares, $.01 par value

   Cenla Physical Therapy              Louisiana             G        10,000 shares,                2,000      Mill River III,
   & Rehabilitation Agency, Inc.                                      no par value                             Inc.
   Center for Physical Therapy and     New Mexico            G        500,000 common shares,        1,000      Mill River III,
   Sports Rehabilitation, Inc.                                        no par value                             Inc.

   CenterTherapy, Inc.                 Minnesota             G        50,000 Class A voting      475 Class A   Mill River III,
                                                                      shares, $.01 par value,      voting      Inc.
                                                                      50,000 Class B non-
                                                                      voting shares, $.01 par
                                                                      value

   Coastal Orthopedics Services, Inc.  Massachusetts        --        15,000 common shares,         3,600      NovaCare O&P East
                                                                      no par value

   Commonwealth Prosthetics            Kentucky             --        3,000 shares, no par          1,332      NovaCare O&P East
   & Orthotics, Inc.                                                  value

   Coplin Physical Therapy             Minnesota             G        2,500 common shares, no        100       Mill River III,
   Associates, Inc.                                                   par value                                Inc.

   CR Services Corp.                   Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   Crowley Physical Therapy Clinic,    Louisiana             G        10,000 common shares,          500       Mill River III,
   Inc.                                                               no par value                             Inc.

   Custom Prosthetics of Arizona,      Arizona              --        100,000 common shares,       10,000      NovaCare O&P West
   Inc.                                                               no par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Douglas Avery and                   Virginia              G        500 Series A Voting            100       Mill River III,
   Associates, Ltd.                                                   Common Shares, $10.00                    Inc.
                                                                      par value
                                                                      300 Series B Non-Voting
                                                                      Common Shares, $.01 par
                                                                      value

   NovaCare Easton & Moran Physical    California            G        1,000 Common Shares, no       1,000      Rehab Systems
   Therapy, Inc.                                                      par value                                Company

   FD Capital Corporation              Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   Fillauer Orthotic & Prosthetic      Tennessee            --        1,000 common shares,           10        NovaCare O&P East
   Services, Inc.                                                     $1.00 par value

   Florida Footcare Centers, Inc.      Florida              --        500 shares, $1.00 par          100       NovaCare O&P East
                                                                      value

   Florida Footcare Orthotic &         Florida              --        500 shares, $1.00 par          100       NovaCare O&P East
   Prosthetic Centers of Palm Beach,                                  value
   Inc.

   Florida Orthotic & Prosthetic       Florida              --        500 shares, $1.00 par          300       NovaCare O&P East
   Centers of Broward, Inc.                                           value

   Francis Naselli, Jr. & Stewart      Pennsylvania          G        1,000 common shares, no       1,000      Mill River III,
   Rich Physical Therapists, Inc.                                     par value                                Inc.

   Gaines Brace & Limb, Inc.           Colorado             --        1,000 common shares, no        400       NovaCare O&P
                                                                      par value

   Galaxy Service Corporation          Illinois             --        1,200 Class A common                     RCI (S.P.O.R.T.),
                                                                      shares, no par value                     Inc. (60%)

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Gulf Breeze Physical Therapy, Inc.  Florida               G        7,500 common shares, $1        200       Mill River III,
                                                                      par value                                Inc.

   Hand Therapy and Rehabilitation     California            G        10,000 common shares,         6,000      Mill River III,
   Associates, Inc.                                                   no par value                             Inc.

   Hand Therapy Associates, Inc.       Arizona               G        1,000,000 common               250       Mill River III,
                                                                      shares, $10 par value                    Inc.

   Hawley Physical Therapy, Inc.       California            G        100,000 common shares,       20,000      Mill River III,
                                                                      no par value                             Inc.

   Heartland Rehabilitation, Inc.      Indiana               G        1,000 common shares, no        100       NovaCare, Inc.
                                                                      par value                                (PA)

   Indianapolis Physical Therapy and   Indiana               G        400,000 common shares,       267,808     Mill River III,
   Sports Medicine, Inc.                                              no par value                             Inc.

   Irwin Lehrhoff & Associates, Inc.   Texas                 G        1,000 shares, $1.00 par       1,000      NovaCare, Inc.
   (TX)                                                               value                                    (PA)

   Irwin Lehrhoff & Associates, Inc.   Oregon                G        5,000 common shares           1,000      NovaCare, Inc.
   (OR)                                                               $1.00 par value                          (PA)

   Irwin Lehrhoff & Associates, Inc.   Illinois              G        10,000 common shares,         1,000      NovaCare, Inc.
   (IL)                                                               no par value                             (PA)

   Isle Acquisition Corp.              Delaware             --        1,000 Common Shares,          1,000      NovaCare O&P East
                                                                      $.01 par value

   Jana B. Mason, L.P.T., Inc.         Kentucky              G        2,000 common shares, no       1,100      NovaCare, Inc.
                                                                      par value                                (PA)

   Jana B. Mason Therapy Associates,   Kentucky              G        1,000 common shares, no        100       NovaCare, Inc.
   Inc.                                                               par value                                (PA)

   Jim All, Inc.                       Texas                --        1,000,000 shares, $1.00       1,000      NovaCare O&P West
                                                                      par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Karg Prosthetics Co., Inc.          California           --        75,000 shares, $1.00          3,000      NovaCare O&P West
                                                                      par value

   Kesinger Physical Therapy, Inc.     California            G        10,000 common shares,         1,000      Mill River III,
                                                                      no par value                             Inc.

   Knoxville Orthopedic Appliance      Tennessee            --        2,000 common shares, no        100       NovaCare O&P East
   Co., Inc.                                                          par value

   Life Dimensions, Inc.               Nevada                G        2,500 common shares, no        100       NovaCare, Inc.
                                                                      par value                                (PA)

   Life Dimensions of California,      California            G        1,000 shares, no par           50        NovaCare, Inc.
   Inc.                                                               value                                    (PA)

   Lux Artificial Limb & Brace         Texas                --        2,000 common shares,          2,000      NovaCare O&P West
   Company                                                            $10 par value

   Lynn M. Carlson, Inc.               Arizona               G        1,000,000 common              6,400      Mill River III,
                                                                      shares, $1 par value                     Inc.

   McFarlen & Associates, Inc.         Texas                --        100,000 common shares,        1,000      NovaCare O&P West
                                                                      $.10 par value

   Medical Rehabilitation Corporation  Maryland              B        10,000 common shares,         1,000      RHCA
   of Maryland                                                        $.01 par value

   NovaCare Meridian Point             Arizona               B        100,000 common shares,       10,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      no par value                             Financial
                                                                                                               Corporation

   Mid-Kansas Therapy Services, Inc.   Kansas                G        500,000 common shares,       10,851      Mill River III,
                                                                      $1 par value                             Inc.

   Mill River I, Inc.                  Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mill River II, Inc.                 Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mill River III, Inc.                Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mill River IV, Inc.                 Delaware              G        1,000 common shares           1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mill River Management, Inc.         Delaware              G        1,000 common shares,          1,000      RehabClinics, Inc.
                                                                      $.01 par value

   Mitchell Tannenbaum I, Inc.         Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

   Mitchell Tannenbaum II, Inc.        Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Mitchell Tannenbaum III, Inc.       Illinois              G        1,000 common shares,           100       RCI (S.P.O.R.T.),
                                                                      no par value                             Inc.

   Mobility Orthotics & Prosthetics,   Virginia             --        5,000 shares, $1.00 par       5,000      NovaCare O&P East
   Inc.                                                               value

   Monmouth Rehabilitation, Inc.       New Jersey            G        100 shares, no par             80        Mill River III,
                                                                      value                                    Inc.

   NACC, Inc.                          Delaware              B        1,000 common shares,           25        Rehab Systems
                                                                      $.01 par value                           Company
                                                                                                     25        NovaCare O&P
                                                                                                     125       NovaCare, Inc.
                                                                                                               (PA)

   National Rehab Services             California            G        1,000,000 common              5,000      NovaCare, Inc.
                                                                      shares, no par value                     (PA)

   National Rehabilitation Corp.       Michigan             --        50,000 common shares,         5,000      RHCA
                                                                      $1.00 par value

   New Mexico Physical Therapists,     New Mexico            G        50,000 common shares,          559       Mill River III,
   Inc.                                                               $1.00 par value                          Inc.

   Newport Orthopedic and  Prosthetic  California           --        200,000 common shares,        2,250      NovaCare O&P West
   Center, Inc.                                                       $1.00 par value

   Northside Physical Therapy, Inc.    Ohio                  G        500 common shares,             100       Mill River III,
                                                                      without par value                        Inc.

   NovaCare Northside Therapy, Inc.    Minnesota             G        2,500 shares, $10.00           100       NovaCare, Inc.
                                                                      par value                                (PA)

   NovaCare (Arizona), Inc.            Arizona               G        1,000 shares, no par          1,000      NovaCare, Inc.
                                                                      value                                    (PA)

   NovaCare (Colorado), Inc.           Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
                                                                      $.01 par value                           (PA)

   NovaCare (Illinois), Inc.           Illinois              G        1,000 shares, no par          1,000      NovaCare, Inc.
                                                                      value                                    (PA)

   NovaCare (Texas), Inc.              Texas                 G        100 common shares, $.01        100       NovaCare, Inc.
                                                                      par value                                (PA)

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   NovaCare, Inc.                      Pennsylvania          G        5,000 common shares, no       1,000      NovaCare, Inc.
                                                                      par value                                (DE)

   NovaCare Management Services, Inc.  Delaware              G        1,000 common shares,           100       NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   NovaCare Management Business Trust  Pennsylvania          G        N/A                            N/A       N/A

   NovaCare Orthotics & Prosthetics,   Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
   Inc.                                                               $.01 par value                           (DE)

   NovaCare Orthotics & Prosthetics    Delaware              G        1,000 common shares,          1,000      NovaCare O&P
   East, Inc.                                                         $.01 par value                           Holdings

   NovaCare Orthotics & Prosthetics    Delaware              G        1,000 shares, $.01 par        1,000      NovaCare O&P
   Holdings, Inc.                                                     value

   NovaCare Orthotics & Prosthetics    California            G        5,000,000 shares, $.10       689,681     NovaCare O&P
   West, Inc.                                                         par value                                Holding

   NovaCare Rehab Agency of Northern   California            G        9,000 common shares,           100       NovaCare, Inc.
   California, Inc.                                                   $1.00 par value                          (PA)

   NovaCare Rehab Agency of Southern   California            G        9,000 common shares,           100       NovaCare, Inc.
   California, Inc.                                                   $1.00 par value                          (PA)

   NovaCare Rehabilitation Agency of   Wisconsin             G        9,000 shares, $1.00 par        10        NovaCare, Inc.
   Wisconsin, Inc.                                                    value                                    (PA)

   NovaCare Rehab Agency of            Tennessee             G        1,000 common shares,          1,000      NovaCare, Inc.
   Tennessee, Inc.                                                    $.01 par value                           (PA)

   NovaCare Rehabilitation Hospital    Delaware              B        1,000 common shares,      1,000 Common   Rehab Systems
   of North Texas, Inc.                                               $1.00 par value                          Financial
                                                                      1,000 preferred shares                   Corporation
                                                                      $1.00 par value

   NovaCare Service Corp.              Delaware              G        1,000 common shares,          1,000      NovaCare, Inc. (DE)

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------
                                                                      $.01 par value

   NovaCare SMC, Inc.                  Maryland              G        1,000 shares, no par          1,000      Medical
                                                                      value                                    Rehabilitation
                                                                                                               Corporation of
                                                                                                               Maryland

   O & P Services Corp.                Delaware              G        1,000 Common Shares,           100       NovaCare O&P
                                                                      $.01 par value

   Ortho Rehab Associates, Inc.        Florida               G        1,000 common shares,           100       Mill River III,
                                                                      $1.00 par value                          Inc.

   Ortho-Care, Inc.                    California           --        500,000 shares, no par        5,000      NovaCare O&P West
                                                                      value

   Orthopedic and Sports Physical      California            G        100,000 common shares,        3,000      Mill River III,
   Therapy of Cupertino, Inc.                                         no par value                             Inc.

   OSI Midwest, Inc.                   Nebraska             --        10,000 common shares,         7,651      NovaCare O&P
                                                                      $1.00 par value                          Holdings

   Peters, Starkey & Todrank Physical  California            G        50,000 common shares,          91        Mill River III,
   Therapy Corporation                                                no par value                             Inc.

   Phoenix Limb Shop, Inc.             Arizona              --        1,000,000 common             98,947      NovaCare O&P West
                                                                      shares, no par value
                                                                      1,000,000 preferred
                                                                      shares, $1.00 par value

   Physical Focus Inc.                 Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Physical Rehabilitation Partners,   Louisiana             G        5,000 common shares, no      106.12      Mill River III,
   Inc.                                                               par value                                Inc.

   Physical Therapy Institute, Inc.    Louisiana             G        500 common shares, no          500       Mill River III,
                                                                      par value                                Inc.

   Physio West Rehabilitation          California            G        100,000 common shares,        1,000      NovaCare, Inc.
   Services, Inc.                                                     no par value                             (PA)

   Quad City Management, Inc.          Iowa                  G        100,000 common shares,        1,000      Mill River III, Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

                                                                      no par value

   R. Press, Inc. Orthotics and        Connecticut          --        5,000 shares, $10.00           100       NovaCare O&P East
   Prosthetics                                                        par value

   R.E. Huck Co.                       California           --        25,000 shares, $1.00          2,154      NovaCare O&P West
                                                                      par value

   RCI (Colorado), Inc.                Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (Exertec), Inc.                 Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (Illinois), Inc.                Delaware              G        100 common shares,             100       Mill River III,
                                                                      no par value                             Inc.

   RCI (Michigan), Inc.                Delaware              G        1,000 Shares, $.01 par        1,000      Mill River III,
                                                                      value                                    Inc.

   RCI (S.P.O.R.T.), Inc.              Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI (WRS), Inc.                     Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RCI Nevada, Inc.                    Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   Rebound Oklahoma, Inc.              Oklahoma              G        500 shares, $1.00 par          500       Mill River III,
                                                                      value                                    Inc.

   Rehab Advantage                     California            G        100,000 common shares,        1,000      NovaCare, Inc.
                                                                      no par value                             (PA)

   Rehab Concepts, Inc.                Florida               G        100 common shares,             75        NovaCare, Inc.
                                                                      $1.00 par value                          (PA)

   Rehab Managed Care of Arizona,      Delaware              B        1,000 common shares,           100       Rehab Systems
   Inc.                                                               $.01 par value                           Company

   Rehab Provider Network - Indiana,   Indiana               G        1,000 common shares,          1,000      Mill River III,
   Inc.                                                               $.01 par value                           Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   Rehab Provider Network - Delaware,  Delaware              G        1,000 common shares,          1,000      Mill River III,
   Inc.                                                               $.01 par value                           Inc.

   Rehab Provider Network -            Louisiana             G        1,000 common shares,          1,000      Mill River III,
   Louisiana, Inc.                                                    $.10 par value                           Inc.

   Rehab Provider Network - New        New Jersey            G        1,000 common shares,          1,000      Mill River III,
   Jersey, Inc.                                                       $.01 par value                           Inc.

   Rehab Provider Network -            Pennsylvania          G        1,000 common shares,          1,000      Mill River III,
   Pennsylvania, Inc.                                                 $.01 par value                           Inc.

   Rehab Provider Network -            California            G        100 common shares, $.10        100       Mill River III,
   California, Inc.                                                   par value                                Inc.

   Rehab Provider Network              Florida               G        1,000 common shares,          1,000      Mill River III,
   of Florida, Inc.                                                   $.01 par value                           Inc.

   Rehab Systems Company               Delaware              B        1,000 shares, $.01 par        1,000      NovaCare, Inc.
                                                                      value                                    (DE)

   Rehab Systems Financial             Delaware              G        3,000 shares, $1.00 par        625       Rehab Systems
   Corporation                                                        value                                    Company
                                                                                                    1,000      Rehab Systems
                                                                                                               Company

   Rehab World, Inc.                   Delaware              G        1,000 common shares,          1,000      RHCA
                                                                      $.01 par value

   Rehab/Work Hardening Management     Pennsylvania          G        500 shares, no par             500       Mill River III,
   Associates, Ltd.                                                   value                                    Inc.

   RehabWorld of West Virginia, Inc.   West Virginia         G        5,000 common shares,          5,000      Rehab World, Inc.
                                                                      $1.00 par value

   Rehab. Therapy, Inc.                Colorado              G        100 common shares, no          100       NovaCare, Inc.
                                                                      par value                                (PA)

   RehabClinics (COAST), Inc.          Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics (New Jersey), Inc.     Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics (PTA), Inc.            Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   RehabClinics (SPT), Inc.            Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics Abilene, Inc.          Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics Dallas, Inc.           Delaware              G        1,000 common shares,          1,000      Mill River III,
                                                                      $.01 par value                           Inc.

   RehabClinics, Inc.                  Delaware              G        1,000 common shares,          1,000      NovaCare, Inc.
                                                                      $.01 par value                           (DE)

   Rehabilitation Corporation of       Virginia              B        10,000 common shares,         1,000      RHCA
   Virginia                                                           $.01 par value

   Rehabilitation Hospital             Delaware              B        1,000 common shares,          1,000      Rehab Systems
   Corporation of America                                             $.01 par value                           Company

   Rehabilitation Services, Inc.       California           --        1,000 shares, $1.00 par        500       NovaCare O&P West
                                                                      value

   Rehabilitation Services             Wisconsin             G        2,800 common shares, no        100       NovaCare, Inc.
   of Wisconsin, Inc.                                                 par value                                (PA)

   Rehabilitation Systems              Illinois              G        250,000 common shares,        1,000      NovaCare, Inc.
   of Illinois Clinics, Inc.                                          $1 par value                             (PA)

   Rex McKinney, C.P.O., Ltd.          Kansas               --        200,000 Class A               2,000      NovaCare O&P East
                                                                      preferred shares, $1         Class A
                                                                      par value                    Common
                                                                      300,000 Class B
                                                                      preferred shares, $1
                                                                      par value
                                                                      100,000 Class A common
                                                                      shares, $1 par value
                                                                      100,000 Class B
                                                                      preferred shares, $1
                                                                      par value

   Robert M. Bacci, R.P.T. Physical    California            G        100,000 shares                5,000      Mill River III,
   Therapy, Inc.                                                      no par value                             Inc.

   S.T.A.R.T., Inc.                    Massachusetts         G        12,500 common shares,          200       Mill River III,
                                                                      no par value                             Inc.

   Savannah Orthotics, Inc.            Georgia              --        10,000 common shares,          200       NovaCare O&P East

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

                                                                      no par value

   SG Rehabilitation Agency, Inc.      Pennsylvania          G        100,000 common shares,         100       NovaCare, Inc.
                                                                      $10.00 par value                         (PA)

   SG Speech Associates,               Pennsylvania          G        100,000 common shares,         100       NovaCare, Inc.
   Inc.                                                               $10.00 par value                         (PA)

   South Carolina Center for           South                --        10,000 shares, no par
   Rehabilitation, Inc.                Carolina                       value

   Southwest Medical Supply Company    New Mexico            G        10,000 common shares,        10,000      Mill River III,
                                                                      $1.00 par value                          Inc.

   Southwest Physical Therapy, Inc.    New Mexico            G        500,000 shares,              12,500      Mill River III,
                                                                      no par value                             Inc.

   Southwest Therapists, Inc.          New Mexico            G        5 common shares, no par         5        Mill River III,
                                                                      value                                    Inc.

   Sporthopedics Sports and Physical   California            G        10,000 common shares,         8,000      Mill River III,
   Therapy Centers, Inc.                                              no par value                             Inc.

   Sports Therapy and Arthritis        Delaware              G        1,000 common shares,          1,000      Mill River III,
   Rehabilitation, Inc.                                               $.01 par value                           Inc.

   Star Physical Therapy Inc.          Florida               G        1,000 shares, $1.00 par        60        Mill River III,
                                                                      value                                    Inc.

   The Center for Physical Therapy     New Mexico            G        500,000 shares, no par        1,000      Mill River III,
   and Rehabilitation, Inc.                                           value                                    Inc.

   Theodore Dashnaw Physical Therapy,  California            G        100 common shares, no          30        Mill River III,
   Inc.                                                               par value                                Inc.

   Thornton Orthopedic, Inc. of        Colorado             --        100 common shares,         100 common    NovaCare O&P
   Boulder                                                            $200 par value               shares,
                                                                      100 common shares, no    $200 par value
                                                                      par value
                                                                      1,000 preferred
                                                                      shares, no par value
                                                                      10,000 common shares,
                                                                      $.10 par value
                                                                      10,000 preferred
                                                                      shares, $.10 par value

                                                         Borrower/           Authorized          No. Shares
                Subsidiary             Jurisdiction      Guarantor             Capital             Issued        Shareholder(s)
                ----------             ------------      ---------           ----------          ----------      --------------

   NovaCare Tri-State Regional         Indiana               B        1,000 common shares, no       1,000      Rehab Systems
   Rehabilitation Hospital, Inc.                                      par value                                Financial
                                                                      1,000 preferred shares,                  Corporation
                                                                      no par value

   Tucson Regional Rehabilitation      Delaware              B        10,000 common shares,         1,000      Rehab Systems
   Hospital, Inc.                                                     $.10 par value                           Financial
                                                                      10,000 preferred                         Corporation
                                                                      shares, $.10 par value

   Union Square Center for             California            G        1,000 shares, no par           500       Mill River III,
   Rehabilitation & Sports Medicine,                                  value                                    Inc.
   Inc.

   Vanguard Rehabilitation, Inc.       Arizona               G        1,000,000 common             64,500      Mill River III,
                                                                      shares, $1.00 par value                  Inc.

   Wayzata Physical Therapy Center,    Minnesota             G        2,500 common shares, no       1,000      Mill River III,
   Inc.                                                               par value                                Inc.

   Webb's - K.E. Karlson Co.           Oregon               --        1,000 common shares, no        705       NovaCare O&P West
                                                                      par value

   West Side Physical Therapy          Kansas                G        100,000 common shares,        1,250      Mid-Kansas Therapy
   Services, Inc.                                                     no par value                             Services, Inc.

   West Suburban Health Partners,      Minnesota             G        25,000 common shares,          990       Mill River III,
   Inc.                                                               $1.00 par value                          Inc.

   West Virginia Rehabilitation        West Virginia         B        5,000 shares, $1.00 par    800 Class R   Rehab Systems
   Hospital, Inc.                                                     value                                    Company

   West Virginia Rehabilitation        Pennsylvania         --        100 Class A common         90 Class A    RHCA
   Services, Inc.                                                     shares, $.01 par value     10 Class B
                                                                      100 Class B common
                                                                      shares, $.01 par value

   Western Rehab Services, Inc.        Arizona               G        100,000 common shares,        1,000      NovaCare, Inc.
                                                                      no par value                             (PA)

   Worker Rehabilitation Services,     Illinois             --        10,000 common shares,                    RCI (WRS), Inc.
   Inc.                                                               no par value                             (60%)

   Young's Orthopedic Service, Inc.    California           --        10,000 shares, no par         5,000      NovaCare O&P West
                                                                      value

   II.  PARTNERSHIP INTERESTS
        ---------------------

                              Name                               Jurisdiction             Partnership Interest
                              ----                               ------------             --------------------

   Northwest Suburban Worker Rehabilitation Services Limited     Illinois           66 2/3% owned by RCI (WRS), Inc.
   Partnership

   West Suburban Worker Rehabilitation                           Illinois           66 2/3% owned by RCI (WRS), Inc.
   Services Limited Partnership

   Galaxy North Limited Partnership                              Illinois           60% owned by RCI (S.P.O.R.T.), Inc.

   Galaxy West Limited Partnership                               Illinois           60% owned by RCI (S.P.O.R.T.), Inc.

   McFarlen & Associates I                                       Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates II                                      Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates III                                     Texas              99.9% owned by OSI Midwest, Inc.

   McFarlen & Associates IV                                      Texas              99.9% owned by OSI Midwest, Inc.

   Orthomedics - Voner (Rancho)                                  California         50% owned by NovaCare Orthotics & Prosthetics
                                                                                    Holdings, Inc.

   Orthomedics - Voner (Whittier)                                California         50% owned by NovaCare Orthotics & Prosthetics
                                                                                    Holdings, Inc.

   III.  Options to Purchase

   1. RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker Rehabilitation Services, Inc., an Illinois Corporation ("WRS").
           WRS is a general and limited partner of Northwest Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

   2. RCI (WRS), Inc., a Delaware corporation owns 66 2/3% of Worker Rehabilitation Services, Inc., an Illinois Corporation ("WRS").
           WRS is a general and limited partner of West Suburban Worker Rehabilitation Services Limited Partnership, an Illinois limited partnership currently owning a 66 2/3% interest. RCI (WRS), Inc. will acquire the remaining corporate and partnership interests on December 30, 1994 and December 30, 1995 in the amount of 16 2/3% and 16 2/3% each year.

   3. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy North Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

   4. RCI (S.P.O.R.T.), Inc., a Delaware corporation owns 60% of Galaxy Service Corporation, an Illinois corporation ("GSC"). GSC owns a 75% participating general partnership interest in Galaxy Worth Limited Partnership, an Illinois limited partnership (the "Partnership"). GSC will acquire the remaining 40% interest in GSC on December 31, 1994 and December 31, 1995 in the amount of 20% each year and the remaining 10% limited partnership interests in the Partnership December 31, 1994 and December 31, 1995 in amount of 5% per year.

   5. Orthomedics - Voner (Rancho), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.

   6. Orthomedics - Voner (Whittier), a California general partnership. A 50% interest is held NovaCare Orthotics & Prosthetics Holdings, a Delaware wholly owned subsidiary of NovaCare Orthotics & Prosthetics, Inc., a Delaware wholly owned subsidiary of NovaCare, Inc. (Delaware). The remaining 50% is owned by Mr. Voner.